UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

Owens Corning

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33100

Delaware	43-2109021
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Owens Corning Parkway

Toledo, OH 43659

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code) 419-248-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2015, Owens Corning (the “Company”) announced that Ava Harter will be joining the Company as Senior Vice President, General Counsel and Secretary, effective May 18, 2015. Ms. Harter replaces John W. Christy, who will be leaving the Company on May 8, 2015.

Item 8.01 Other Information.

A copy of the news release dated April 30, 2015 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owens Corning

Date: April 30, 2015	By:	/s/ Raj Dave
Raj Dave
Vice President, Corporate Law and Assistant Secretary

Exhibit 99.1 News Release, dated April 30, 2015